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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): May 9, 2001


                                Raytheon Company
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-12591                  95-1778500
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)



           141 Spring Street
        Lexington, Massachusetts                          02421
(Address of Principal Executive Offices)               (Zip Code)



                                 (781) 862-6600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

            On May 9, 2001, Raytheon Company (the "Company") closed a public offering of 17,250,000 8.50% Equity Security Units (the "Equity Units") and 14,375,000 shares of its Class B Common Stock (the "Common Stock"), which includes Equity Units and Common Stock issued as a result of the exercise of the over-allotment options granted to the underwriters in the offerings

 The Company filed a registration statement on Form S-3 (File No. 333-58474) which amended its registration statement on Form S-3 (File No. 333-82529) for the Equity Units and the Common Stock under the Securities Act of 1933, as amended (the "Act"), on April 6, 2001, which was declared effective on April 13, 2001. On April 25, 2001, the Company filed Preliminary Prospectus Supplements for both the Equity Units and the Common Stock, each dated April 24, 2001, both of which included the Prospectus dated April 6, 2001, and on May 3, 2001, the Company filed final Prospectus Supplements for both the Equity Units and the Common Stock, dated May 3, 2001, which also included the Prospectus dated April 6, 2001. Each Equity Unit will include (1) a purchase contract under which the purchaser will agree to purchase shares of Class B Common Stock from the Company and the Company will agree to sell shares of Class B Common Stock of the Company on a date approximately three years from the date of issuance, and (2) a trust preferred security of RC Trust I. In connection with these offerings, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:    None

(b)  Pro Forma Financial Information:     None

(c)  Exhibits:

    (c)  EXHIBIT  DESCRIPTION
            No.   -----------
         -------
         1.1      Terms Agreement, dated as of May 3, 2001, among Raytheon
                  Company and the Several Underwriters for the purchase of Raytheon Company's Equity Security Units amending the
                  Underwriting Agreement, dated as of November 2, 1998.

         1.2 Terms Agreement, dated as of May 3, 2001, among Raytheon Company and the Several Underwriters for the purchase of Raytheon Company's Class B common stock amending the Underwriting Agreement, dated as of November 2, 1998.

        4.10 Amended and Restated Declaration of Trust of RC Trust I, dated as of May 9, 2001, among Raytheon Company, The Bank of New York as initial Property Trustee, The Bank of New York (Delaware) as initial Delaware Trustee, and the Regular Trustees.

        4.13      Form of Preferred Security (included in Exhibit 4.10).

        4.15 Second Supplemental Indenture, dated as of May 9, 2001, between Raytheon Corporation and The Bank of New York.

        4.16 Guarantee Agreement, dated as of May 9, 2001, between Raytheon Company and The Bank of New York as initial Guarantee Trustee.

        4.17 Form of Remarketing Agreement among Raytheon Company and The Bank of New York as Purchase Contract Agent.

        4.18      Form of Pledge Agreement among Raytheon
                  Company, Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary and the Bank of New York, as Purchase Contract Agent.

        4.19 Purchase Contract Agreement dated May 9, 2001 among Raytheon Company and The Bank of New York as Purchase Contract Agent.

        5.2       Opinion of Richards, Layton & Finger, P.A. relating to RC
                  Trust I.

        8.1       Opinion of Wachtell, Lipton, Rosen & Katz








                                       -3-


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RAYTHEON COMPANY


                                       By: /s/ John W. Kapples
                                         --------------------------------------
                                         Name: John W. Kapples
                                         Title:Vice President and Secretary



Date:  May 9, 2001

    (c)  EXHIBIT  DESCRIPTION
            No.   -----------
         -------
       1.1        Terms Agreement, dated as of May 3, 2001, among Raytheon
                  Company and the Several Underwriters for the purchase of Raytheon Company's Equity Security Units amending the
                  Underwriting Agreement, dated as of November 2, 1998.

       1.2 Terms Agreement, dated as of May 3, 2001, among Raytheon Company and the Several Underwriters for the purchase of Raytheon Company's Class B common stock amending the Underwriting Agreement, dated as of November 2, 1998.

      4.10 Amended and Restated Declaration of Trust of RC Trust I, dated as of May 9, 2001, among Raytheon Company, The Bank of New York as initial Property Trustee, The Bank of New York (Delaware) as initial Delaware Trustee, and the Regular Trustees.

      4.13        Form of Preferred Security (included in Exhibit 4.10).

      4.15 Second Supplemental Indenture, dated as of May 9, 2001, between Raytheon Corporation and The Bank of New York.

      4.16 Guarantee Agreement, dated as of May 9, 2001, between Raytheon Company and The Bank of New York as initial Guarantee Trustee.

      4.17 Form of Remarketing Agreement among Raytheon Company and The Bank of New York as Purchase Contract Agent.

      4.18 Form of Pledge Agreement among Raytheon Company, Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary and the Bank of New York, as Purchase Contract Agent.

      4.19 Purchase Contract Agreement dated May 9, 2001 among Raytheon Company and The Bank of New York as Purchase Contract Agent.

       5.2        Opinion of Richards, Layton & Finger, P.A. relating to RC
                  Trust I.

       8.1        Opinion of Wachtell, Lipton, Rosen & Katz.